SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report: (date of earliest event reported)
January 3, 2012

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-15905 (Commission file number)	73-1268729 (I.R.S. Employer Identification No.)

801 Travis Street, Suite 2100, Houston, Texas 77002 (Address of principal executive offices)

(713) 568-4725 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 2, 2012, Blue Dolphin Energy Company (“Blue Dolphin”) appointed Thomas J. McReynolds, Jr., 52, as Chief Financial Officer and Senior Vice President. In his capacity as Chief Financial Officer, he will serve as Blue Dolphin’s principal financial and accounting officer.  Mr. McReynolds is an energy finance leader with more than 29 years of experience in finance, accounting, treasury, risk control and mergers and acquisitions.  Prior to joining Blue Dolphin, he served as a Principal of Stinnett & Associates LLC.  From 2006 to August 2011, he served as Senior Vice President and Chief Financial Officer of Seminole Energy Services LLC. From 1997 through 2005, he was employed at Dynegy, Inc. most recently as Managing Director of Corporate Planning.  Prior to 1997, Mr. McReynolds served in various finance and accounting related positions of increasing responsibility.  He earned a Bachelor of Business Administration in Accounting from the University of Texas.

Mr. McReynolds is employed with Blue Dolphin pursuant to a three (3) year employment agreement (the "Agreement").  Key terms of the Agreement are as follows:

-	Annual base salary of $200,000;

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Executive bonuses from time to time as determined by the Board of Directors of Blue Dolphin, which shall be based on a calendar year performance and paid on or about the 31st of March of the following year;

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$100,000 of at the money options with the quantity being determined by the average share price the first five (5) trading days after consummation of Blue Dolphin’s proposed transaction to acquire Lazarus Energy, LLC, such options vesting over a three (3) year period in equal amounts on the first, second and third anniversary of the effective date of the Agreement; and

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A severance benefit equal to fifty percent (50%) of base salary if employment is terminated for any reason other than due cause or disability during the first six (6) months after the effective date of the Agreement and one hundred percent (100%) thereafter.

There is no arrangement between Mr. McReynolds and any other person pursuant to which he was selected as an officer of Blue Dolphin.  There is no family relationship between Mr. McReynolds and any of Blue Dolphin’s directors or executive officers.

There have been no transactions or any currently proposed transactions in which Mr. McReynolds was or is to be a participant in which Mr. McReynolds had or will have a direct or indirect material interest other than Mr. McReynold’s compensation arrangement as described herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Employment Agreement effective January 2, 2012 by and between Blue Dolphin Energy Company and Thomas J. McReynolds, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 3, 2012

BLUE DOLPHIN ENERGY COMPANY

By:	/s/ IVAR SIEM
Ivar Siem
Chairman of the Board, Chief Executive Officer, Assistant Treasurer and Secretary (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit

10.1	Employment Agreement effective January 2, 2012 by and between Blue Dolphin Energy Company and Thomas J. McReynolds, Jr.